UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 26, 2012 (June 20, 2012)

REIS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898
(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into an Material Definitive Agreement.

On June 20, 2012, Reis, Inc. (“Reis” or the “Company”), two of Reis’s subsidiaries (Gold Peak at Palomino Park LLC and Wellsford Park Highlands Corp.) and two of Reis’s former officers (Jeffrey H. Lynford, who was also previously a director of the Company, and David M. Strong) (collectively, the “Reis Defendants”) entered into an Abbreviated Enforceable Mutual Settlement Agreement (the “Settlement Agreement”) with the Gold Peak Homeowners Association (the “HOA”), settling all claims of the HOA against the Reis Defendants in connection with the Company’s Gold Peak construction defect litigation. The Company had previously announced a March 13, 2012 verdict against the Reis Defendants relating to the Company’s Gold Peak condominium project in Douglas County, Colorado.

Pursuant to the Settlement Agreement, Reis agreed to pay $17 million to the HOA, of which $5 million is payable on or before August 3, 2012 and $12 million is payable on or before October 15, 2012.

In the Settlement Agreement:

•	Each party agreed to waive all appellate rights or claims.
•
The HOA agreed to forgo enforcement of the HOA’s judgment against the Reis Defendants. The HOA agreed to withdraw any recordation of the judgment promptly following payment of the final installment of the settlement amount.

•	None of the parties agreed to waive any rights of recovery against the general contractor on the Gold Peak project.
•	The HOA agreed to waive its rights of recovery against all insurance companies, except with respect to coverage afforded the general contractor.
•	Each of the Reis Defendants retained its rights, claims and defenses as between and among the other Reis Defendants.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On June 21, 2012, the Company issued a press release regarding the execution of the Settlement Agreement described in Item 1.01 of this Current Report on Form 8-K. Pursuant to General Instruction F to Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this Item 8.01 by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Abbreviated Enforceable Mutual Settlement Agreement Dated June 20, 2012
99.1	Press Release Dated June 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

		By:	/s/ Alexander G. Simpson
Alexander G. Simpson
Vice President & General Counsel

Date:	June 26, 2012

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